                                                                    EXHIBIT 10.1

================================================================================
                                   NUCO2 INC.

                                       and

                           PARIBAS NORTH AMERICA, INC.

                       ----------------------------------

                       PREFERRED STOCK PURCHASE AGREEMENT

                          Dated as of November 1, 2001

                       ----------------------------------

================================================================================

                       PREFERRED STOCK PURCHASE AGREEMENT

PREFERRED  STOCK PURCHASE  AGREEMENT  dated as of November 1, 2001 between NuCo2
Inc., a corporation  duly  organized and validly  existing under the laws of the
State of Florida (the "Company"), and Paribas North America, Inc., a corporation duly  organized  and  validly  existing  under the laws of the State of Delaware
("Purchaser").

            WHEREAS,  Purchaser  desires to purchase  from the Company,  and the
Company  desires to sell to Purchaser,  an aggregate of 2,500 shares of Series B
8% cumulative, convertible preferred stock, no par value, of the Company, in the manner hereinafter provided.

            NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and agreements  set  forth  in this  Agreement,  and for  other  good  and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                DEFINITIONS, ACCOUNTING TERMS AND DETERMINATIONS

            Section 1.01 Definitions.  Except as expressly  provided herein, the following  terms shall have the  following  meanings  (all terms in this Section
1.01 or in other  provisions of this  Agreement in the singular to have the same meanings in the plural and vice versa):

            "1995 Stock Option Plan" shall mean the Company's  1995 Stock Option
Plan for employees as the same may be amended from time to time.

            "Accounting  Charges"  shall mean the costs and charges taken by the
Company  (i) for the  fiscal  quarter  ended  June  30,  2001 in the  amount  of
$7,600,000  and (ii) for the fiscal  quarter  ended  September  30,  2001 in the amount of $1,600,000.

            "Additional Shares of Common Stock" shall mean all shares (including treasury  shares) of Common  Stock issued or sold by the Company on or after the date hereof, other than (i) the shares of Common Stock described as being issued and outstanding in Section 3.07 hereof, (ii) the Option Stock and Options listed on  Schedule  2 hereto  and (iii)  the  shares of  Common  Stock  issuable  upon conversion of the Series A Preferred Shares.

            "Affiliate" shall have the meaning assigned thereto in Rule 12b-2 of the Exchange Act.  Notwithstanding  the  foregoing,  (a) no individual  shall be deemed to be an Affiliate of a corporation  solely by reason of his or her being an officer or director of such  corporation,  and (b)  Purchaser  (or any of its
Affiliates) shall not be an Affiliate of the Company.

            "Board" shall mean the Board of Directors of the Company.

            "BOC Warrant" shall mean the warrant to acquire up to 400,000 shares of Common Stock dated May 1, 1997, as amended,  from the Company in favor of The
BOC Group, Inc.

            "Business Day" shall mean any day on which  commercial banks are not authorized or required to close in New York City.

            "CERCLA"  shall  mean  the  Comprehensive   Environmental  Response,
Compensation,  and  Liability  Act of 1980,  as amended,  (42 U.S.C.  ss.9601 et seq.).

            "Certificate of  Designations"  shall mean the articles of amendment relating to the  designations,  preferences  and rights of the Preferred  Shares filed in connection  with the issuance of the Preferred  Shares pursuant to this
Agreement.

            "Closing"  shall have the  meaning  assigned to such term in Section
2.01 hereof.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Commission"  shall mean the Securities  and Exchange  Commission or any other  similar or successor  agency of the Federal  government  with primary responsibility for administering the Securities Act.

            "Commitment  Letter" shall have the meaning assigned to such term in
Section 2.02 hereof.

            "Common Stock" shall mean the Company's authorized Common Stock, par value $.001 per share, and any stock into which such Common Stock may thereafter be  changed,  and also shall  include  stock of the  Company of any other  class
(including,  without  limitation,  any future  class(es) of such Common  Stock), which is not  preferred as to dividends or assets over any class of stock of the
Company and which is not subject to redemption.

            "Company" shall have the meaning  assigned to such term in the first paragraph of this  Agreement,  and shall  include any  successors  and permitted assigns of the Company.

            "Convertible  Securities"  shall  mean  evidences  of  indebtedness, shares of stock or other  securities  which are convertible into or exchangeable or exercisable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

            "Credit  Agreement"  shall  mean the  Second  Amended  and  Restated
Revolving  Credit  Agreement  dated as of September  24, 2001,  by and among the
Company,  the lenders  from time to time  parties  thereto,  SunTrust  Bank,  as successor by merger to SunTrust Bank, South Florida,  National  Association,  as
administrative  agent,  issuing  bank and swing line lender,  Heller  Financial,
Inc., as syndication agent, and BNP Paribas, as documentation agent, as executed and delivered on September 24, 2001,

            "Demand  Notice"  shall have the  meaning  assigned  to such term in
Section 10.01 hereof.

            "Demand  Registration"  shall have the meaning assigned to such term in Section 10.01 hereof.

            "Directors'  Stock Option Plan" shall mean the Company's  Directors'
Stock Option Plan for  non-employee  directors,  as the same may be amended from time to time.

            "Environmental  Laws" means all  Federal,  state,  local and foreign statutes and codes or regulations,  rules or ordinances issued,  promulgated, or approved thereunder, now or hereafter in effect (including,  without limitation, those with  respect to asbestos or asbestos  containing  material),  relating to pollution or  protection  of the  environment  and relating to public health and safety, relating to (i) emissions,  discharges,  releases or threatened releases of Hazardous  Materials,  into the environment  (including,  without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or
(ii) the  manufacture,  processing,  distribution,  use  generation,  treatment, storage,  disposal,  transport or handling of any Hazardous Materials, and (iii)
underground  storage tanks and related  piping,  and  emissions,  discharges and releases or threatened releases  therefrom,  such Environmental Laws to include, without  limitation,  (i) the Clean Air Act (42 U.S.C.ss.7401 et seq.), (ii) the
Clean Water Act (33 U.S.C.ss.1251 et seq.), (iii) the Resource  Conservation and
Recovery Act (42 U.S.C.ss.6901 et seq.),  (iv) the Toxic Substances  Control Act
(15 U.S.C.ss.2601 et seq.) and (v) CERCLA, each as amended.

            "Environmental   Liability"  means  any  liability,   contingent  or
otherwise   (including  any  liability  for  damages,   costs  of  environmental
remediation,  fines, penalties or indemnities), of the Company or any Subsidiary directly  or  indirectly  resulting  from or  based  upon (i)  violation  of any
Environmental Law, (ii) the generation, use, handling, transportation,  storage, treatment  or  disposal  of  any  Hazardous  Materials,  (iii)  exposure  to any
Hazardous  Materials,  (iv) the release or  threatened  release of any Hazardous
Materials  into  the  environment  or  (v)  any  contract,  agreement  or  other consensual  arrangement  pursuant to which  liability is assumed or imposed with respect to any of the foregoing.

            "Equity   Rights"   means,   with   respect  to  any   Person,   any
subscriptions,  options, warrants, commitments,  preemptive rights or agreements of any kind (including,  without  limitation,  any stockholders' or voting trust agreements)  for the issuance,  sale,  registration  or voting of, or securities convertible  into,  any  additional  shares of capital  stock of any  class,  or partnership or other ownership interests of any type in, such Person.

            "ERISA" means the Employee  Retirement  Income Security Act of 1974, as  amended  from  time  to time  and  the  rules  and  regulations  promulgated thereunder.

            "ERISA  Affiliate"  means  any  trade or  business  (whether  or not incorporated)  that,  together with the Company, is treated as a single employer under  Section  414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and  Section  412 of the Code,  is treated as a single  employer  under
Section 414 of the Code.

            "ERISA  Event"  means:  (i) any  "reportable  event",  as defined in
Section 4043 of ERISA or the  regulations  issued  thereunder  with respect to a
Plan (other than an event for which the 30-day  notice  period is waived);  (ii)
the existence with respect to any Plan of an  "accumulated  funding  deficiency"
(as defined in Section 412 of the Code or Section 302 of ERISA),  whether or not waived;  (iii) the  filing  pursuant  to  Section  412(d) of the Code or Section
303(d) of ERISA of an application for a waiver of the minimum  funding  standard with respect to any Plan; (iv) the incurrence by the Company or any of its ERISA
Affiliates  of any  liability  under  Title  IV of  ERISA  with  respect  to the termination of any Plan;  (v) the receipt by the Company or any ERISA  Affiliate from the PBGC or a plan  administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi)
the  incurrence  by the Company or any of its ERISA  Affiliates of any liability with  respect  to  the  withdrawal  or  partial  withdrawal  from  any  Plan  or
Multiemployer  Plan; or (vii) the receipt by the Company or any ERISA  Affiliate of any notice, or the receipt by any Multiemployer  Plan from the Company or any
ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "ERISA Plan" means any employee  pension  benefit plan (other than a
Multiemployer  Plan)  subject to the  provisions of Title IV of ERISA or Section
412 of the Code or Section 302 of ERISA,  and in respect of which the Company or any ERISA  Affiliate is (or, if such plan were  terminated,  would under Section
4069 of ERISA be deemed to be) an  "employer"  as  defined  in  Section  3(5) of
ERISA.

            "Exchange  Act" shall mean the  Securities  Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder,  all as the same shall be in effect at the time or any replacement act.

            "Financial  Statements" shall have the meaning assigned to such term in Section 3.09 hereof.

            "GAAP"  shall  mean  United  States  generally  accepted  accounting principles applied on a consistent basis.

            "Governmental  Authority"  shall mean any nation or government,  any state  or  other  political  subdivision  thereof,  and  any  entity  exercising executive,  legislative,  judicial, regulatory or administrative functions of or pertaining to any such government.

            "Hazardous Materials" means all explosive or radioactive  substances or wastes and all  hazardous or toxic  substances,  wastes or other  pollutants, including  petroleum or petroleum  distillates,  asbestos or asbestos containing materials,  polychlorinated  biphenyls,  radon gas, infectious or medical wastes and all other  substances  or wastes of any  nature  regulated  pursuant  to any
Environmental Law.

            "Holder"  shall mean any Person who  acquires  Restricted  Preferred
Shares  pursuant  to  the  provisions  of  this  Agreement,  including,  without limitation,  Purchaser,  any  Affiliate of  Purchaser,  any Person who becomes a party to this  Agreement  pursuant  to Section  5.03 and any  Affiliate  of such
Person and any permitted transferees of any of the foregoing.

            "Indemnified  Party" shall have the meaning assigned to such term in
Section 10.06(c) hereof.

            "Indemnifying Party" shall have the meaning assigned to such term in
Section 10.06(c) hereof.

            "Information"  shall  have  the  meaning  assigned  to such  term in
Section 3.10 hereof.

            "Lien" shall mean any pledge, assignment,  hypothecation,  mortgage, security  interest,  deposit  arrangement,  conditional  sale or title retaining contract,  sale and leaseback  transaction,  financing  statement filing, or any other type of lien, charge, encumbrance or preferential arrangement.

            "Majority   Holders"  shall  mean  Holders  of  a  majority  of  the
Underlying  Common Stock issued or issuable  upon  conversion  of the  Preferred
Shares.  For purposes of giving notices  hereunder,  Holders of Preferred Shares shall be deemed  holders of  Underlying  Common  Stock  issued upon the exercise thereof.

            "Material Adverse Effect" means a material adverse effect on (i) the business, assets, property, operations or condition,  financial or otherwise, of the  Company  and its  Subsidiaries  taken as a whole or (ii) the ability of the
Company  to  perform  any  of  its  obligations  under  this  Agreement  or  the transaction contemplated hereby.

            "Multiemployer  Plan"  means  a  multiemployer  plan as  defined  in
Section 4001(a)(3) of ERISA as to which the Company, any Subsidiary or any ERISA
Affiliate  is  obligated  to  make,  has  made,  or  will be  obligated  to make contributions on behalf of participants who are or were employed by any of them.

            "Option" shall mean any warrant,  option or other right to subscribe for or purchase  Additional  Shares of Common Stock or  Convertible  Securities,
including those listed on Schedule 2 hereto.

            "Option  Stock" shall mean shares of Common Stock not to exceed,  in the  aggregate,  2,060,000  shares  of  Common  Stock,  issued  or  issuable  in accordance  with the Stock Option  Plans,  provided  that (i) in the case of the
1995 Stock Option Plan,  the option  exercise price at the time of such grant is not less than 75% of the fair  market  value of such  shares on the date of such grant as  reasonably  determined  in good  faith by the  Stock  Option  or other administering  Committee  of the Board  and (ii) the  number of shares of Common
Stock  specified  above shall be adjusted  as  appropriate  to reflect any stock split,  stock  consolidation,  subdivision or  combination  affecting the Common
Stock.

            "Other  Securities"  shall  mean any stock  (other  than  Underlying
Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which a Holder at any time shall be entitled to receive,  or shall have received,  upon conversion of the Preferred Shares held by such Holder,  in lieu of or in addition to Underlying Common Stock, or which at any time shall be issuable  or shall  have  been  issued  in  exchange  for or in  replacement  of
Underlying  Common Stock or Other  Securities  received in an earlier  exchange, exercise or replacement of Underlying Common Stock.

            "Participating  Security" shall mean any security (other than Common
Stock) the rights of the  holders of which are not limited to (i) a fixed sum or percentage of liquidation  preference or principal amount, (ii) a sum determined by reference to a formula based on a published index of interest rates, (iii) an interest rate publicly  announced by a financial  institution or a similar index of interest  rates in respect of interest  or  dividends  or (iv) a fixed sum or percentage of principal amount or liquidation  preference in any distribution of assets.

            "Permitted Encumbrances" means:

            (i)         Liens imposed by law for taxes that are not yet due;

            (ii)        carriers',   warehousemen's,    mechanics',   workmen's,
                        materialmen's,  repairmen's,  statutory  landlord's  and
                        other like Liens imposed by law, arising in the ordinary
                        course of business and securing obligations that are not
                        overdue by more than 60 days;

            (iii)       pledges  and  deposits  made in the  ordinary  course of
                        business  in  compliance  with  workers'   compensation,
                        unemployment insurance and other social security laws or
                        regulations and Liens thereon;

            (iv)        deposits  to  secure  the  performance  of  bids,  trade
                        contracts,  leases,  statutory  obligations,  surety and
                        appeal bonds, performance bonds and other obligations of
                        a like nature,  in each case in the  ordinary  course of
                        business;

            (v)         easements,   zoning   restrictions,   rights-of-way  and
                        similar  encumbrances on real property imposed by law or
                        arising in the ordinary  course of business  that do not
                        secure any monetary  obligations  and do not  materially
                        detract  from the  value  of the  affected  property  or
                        interfere  with the ordinary  conduct of business of the
                        Company or any Subsidiary;

            (vi)        deposits in connection  with the  prosecution or defense
                        of any claim in any court or before  any  administrative
                        commission or agency;

            (vii)       Liens arising out of judgments or awards with respect to
                        which the Company or any Subsidiary at the time shall in
                        good  faith  be  diligently  prosecuting  an  appeal  or
                        proceedings  for  review  and with  respect to which the
                        Company or any of its Subsidiaries  shall have secured a
                        stay of execution pending such appeal or proceedings for
                        review; and

            (viii)      Liens in  connection  with the Credit  Agreement and any
                        refinancing, refunding, extension or renewal thereof.

            "Person"  shall  mean  a  corporation,  an  association,  a  limited liability company, a partnership, a joint venture, an organization,  a business, an individual or a Government Authority.

            "PBGC" means the Pension Benefit  Guaranty  Corporation  referred to and defined in ERISA and any successor entity performing similar functions.

            "Plan"  means  any  employee  benefit  plan,  program,  arrangement, practice  or  contract,  maintained  by or on behalf of the  Company or an ERISA
Affiliate,  which provides benefits or compensation to or on behalf of employees or  former  employees,  whether  formal or  informal,  whether  or not  written, including, but not limited to, the following types of plans:

            (i)         Executive    Arrangements.    Any    bonus,    incentive
                        compensation,   stock  option,   deferred  compensation,
                        commission,   severance,   "golden  parachute",   "rabbi
                        trust", or other executive  compensation plan,  program,
                        contract arrangement or practice;

            (ii)        ERISA Plans.  Any "employee  benefit plan" as defined in
                        ERISA,  including,  but  not  limited  to,  any  defined
                        benefit  pension  plan,   profit  sharing  plan,   money
                        purchase  pension  plan,  savings or thrift plan,  stock
                        bonus plan, employee stock ownership plan, Multiemployer
                        Plan,  or  any  plan,  fund,  program,   arrangement  or
                        practice     providing     for    medical     (including
                        post-retirement  medical),  hospitalization,   accident,
                        sickness, disability, or life insurance benefits; and

            (iii)       Other  Employee  Fringe  Benefits.  Any stock  purchase,
                        vacation, scholarship, day care, prepaid legal services,
                        severance   pay  or  fringe   benefit   plan,   program,
                        arrangement, contract or practice.

            "Preferred  Shares" shall mean shares of the Series B 8% cumulative, convertible preferred stock, no par value, of the Company.

            "Preferred Stock" shall mean, as to any Person, any capital stock of such Person which is preferred as to dividends or assets over any other class of any other stock of such Person.

            "Projections"  shall  have  the  meaning  assigned  to such  term in
Section 3.10 hereof.

            "Purchased  Shares" shall have the meaning  assigned to such term in
Section 2.02(a).

            "Purchaser"  shall  have the  meaning  assigned  to such term in the first paragraph of this Agreement.

            "Regulation  Y" shall mean  Regulation Y promulgated by the Board of
Governors  of the  Federal  Reserve  System  (12  C.F.R.  225) or any  successor regulation.

            "Restricted  Certificate" shall mean a certificate for Common Stock,
Preferred Stock or Other Securities  bearing the restrictive legend set forth in
Section 4.04 hereof.

            "Restricted  Preferred Shares" shall mean Preferred Shares evidenced by a Restricted Certificate.

            "Restricted  Securities"  shall mean Restricted Stock and Restricted
Preferred Shares.

            "Restricted Stock" shall mean Common Stock evidenced by a Restricted
Certificate.

            "Rule  144"  shall mean Rule 144 as  promulgated  by the  Commission under the Securities Act and any successor  provision  thereto,  all as the same shall be in effect at the time.

            "SEC  Documents"  shall have the  meaning  assigned  to such term in
Section 3.09 hereof.

            "Securities  Act" shall mean the Securities Act of 1933, as amended, and the rules and  regulations  of the  Commission  thereunder,  all as the same shall be in effect at the time or any replacement act.

            "Seller"  shall have the  meaning  assigned  to such term in Section
10.01 hereof.

            "Seller  Notice"  shall have the  meaning  assigned  to such term in
Section 10.01 hereof.

            "Series A  Preferred  Shares"  shall  mean the shares of Series A 8%
cumulative convertible preferred stock, no par value, of the Company.

            "Series  A  Purchase  Agreement"  shall  mean  the  Preferred  Stock
Purchase  Agreement  between the Company and Chase  Capital  Investments,  L.P., dated as of May 15,  2000,  pertaining  to the  purchase  and  sale of  Series A
Preferred Shares.

            "Shareholder"  shall mean any Person who directly or indirectly owns any shares of Common Stock of the Company.

            "Stock Option Plans" shall mean the Company's 1995 Stock Option Plan and the Company's Directors' Stock Option Plan.

            "Stock  Unit" shall mean one share of Common  Stock,  as such Common
Stock is constituted on the date hereof,  and thereafter  shall mean such number
of  shares  (including  any  fractional   shares)  of  Common  Stock  and  Other
Securities,  cash or  other  property  as  shall  result  from  the  adjustments specified in Article VI.

            "Subsidiary"  shall mean, for any Person,  any  corporation or other entity  of  which at  least a  majority  of the  securities  or other  ownership interests  having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons  performing similar functions of such corporation  or other  entity is at the time  directly  or  indirectly  owned or controlled by such Person and/or one or more Subsidiaries of such Person.

            "Tax"  means,  with  respect to any Person,  any  Federal,  state or foreign tax,  assessment,  customs duties or other governmental  charge, levy or assessment  (including  any  withholding  tax)  upon  such  Person  or upon such
Person's assets, revenues, income or profits.

            "transfer" shall mean any disposition of any Restricted  Securities, or of any interest in any thereof,  which would constitute a sale thereof within the meaning of the Securities Act.

            "Transferred  Purchased  Share"  shall have the meaning  assigned to such term in Section 5.03 hereof.

            "Underlying  Common  Stock" shall mean the shares of Common Stock of the Company issuable or issued upon the conversion of the Preferred Stock issued by the Company, including any such Common Stock into which such Common Stock may thereafter be changed.

            "Warrant  Agreement"  shall mean the Warrant  Agreement  dated as of
October 31, 1997, as amended, by and among the Company and each of the investors signatory thereto.

            "Warrants" shall mean any warrant certificates issued by the Company under the Warrant Agreement.

            "Withdrawal  Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

            Section  1.02  Accounting  Terms  and   Determinations.   Except  as
otherwise may be expressly  provided  herein,  all accounting  terms used herein shall be interpreted,  and all certificates and reports as to financial  matters required to be delivered to the Holders hereunder and under the Preferred Shares shall be prepared,  in accordance with GAAP. All calculations  made for purposes of  determining  compliance  with the terms of this  Agreement and the Preferred
Shares shall (except as may be expressly provided herein) be made by application of GAAP.

                                   ARTICLE II

                      PURCHASE AND SALE OF PREFERRED STOCK

            Section 2.01  Authorization  and  Issuance of  Preferred  Shares and
Common Stock. The Company has authorized:  (a) the issue of the Preferred Shares for issuance to Purchaser  pursuant to this  Agreement;  and (b) the reservation for  issuance of such number of shares of its Common  Stock as shall be issuable upon conversion of the Preferred Shares.

            Section 2.02 Sale of Preferred Shares; The Closing.  (a) The closing
(the  "Closing") of the  transactions  contemplated by this Agreement shall take place on the date hereof at the offices of White & Case LLP at 10:00 a.m.  local time. On the basis of the representations, warranties, covenants and agreements, the Company agrees to authorize, issue and sell to Purchaser on the date hereof, and Purchaser  agrees to subscribe for and purchase from the Company on the date hereof, 2,500 Preferred Shares (the "Purchased Shares") at the purchase price of
$2,500,000.

            (b)  At the Closing, the Company shall deliver to Purchaser:

                        (i)     a single  certificate for the Purchased  Shares,
                                registered in the name of Purchaser;

                        (ii)    evidence   of   filing   the    Certificate   of
                                Designations in the state of Florida;

                        (iii)   a legal  opinion  from counsel to the Company in
                                form and substance  reasonably  satisfactory  to
                                Purchaser;

                        (iv)    a   certificate,   dated  the  date  hereof  and
                                executed by the  Secretary  of the  Company,  in
                                form and substance  reasonably  satisfactory  to
                                Purchaser; and

                        (v)     a regulatory  sideletter  in form and  substance
                                reasonably satisfactory to Purchaser.

            Subject to that certain  commitment  letter dated September 19, 2001 between the Company and BNP Paribas (the "Commitment Letter"), the Company shall also pay at the Closing any legal fees and expenses of White & Case LLP that are due and remain outstanding or that relate to this Agreement and the transactions contemplated  hereby  by wire  transfer  of  immediately  available  funds to an account designated by such firm.

            (c)  At  the  Closing,   Purchaser  shall  deliver  to  the  Company
$2,500,000  by wire  transfer  of  immediately  available  funds  to an  account designated by the Company.

            Section  2.03  Initial   Holder   Representations,   Warranties  and
Agreements.  Purchaser  represents  and warrants to, and agrees with the Company that:

                 (a) Purchaser is purchasing for its own account, and not with a view to the resale or  distribution  of the Purchased  Shares or the  Underlying
Common Stock or any part thereof, and Purchaser is prepared to bear the economic risk of retaining the Purchased  Shares and the  Underlying  Common Stock for an
indefinite period, all without prejudice,  however, to the right of Purchaser at any time  lawfully  to sell or  otherwise  to  dispose of all or any part of the
Purchased Shares or the Underlying Common Stock held by it;

                 (b) Purchaser is an  "accredited  investor" (as defined in Rule
501 of Regulation D promulgated under the Securities Act);

                 (c) Purchaser is  experienced  in  evaluating  and investing in securities,  and understands that the Purchased Shares and the Underlying Common
Stock will be restricted  securities,  and that a legend to that effect shall be placed on the  Restricted  Securities,  and no public market shall exist for the disposition or transfer of such Restricted Securities; and

                 (d) the acquisition, holding and any transfer of any Restricted
Securities  by Purchaser  shall be in  compliance  with all laws  applicable  to
Purchaser.

            Section 2.04 Securities Act Compliance.  Purchaser  understands that the  Company  has not  registered  or  qualified  the  Purchased  Shares  or the
Underlying  Common  Stock  under  the  Securities  Act or any  applicable  state securities  laws  and  Purchaser  agrees  that  the  Purchased  Shares  and  the
Underlying  Common  Stock  shall  not  be  sold  or  offered  for  sale  without registration  under  the  Securities  Act or the  availability  of an  exemption therefrom, all as more fully provided in Article IV hereof.

            Section  2.05 Use of  Proceeds.  The Company  shall use the proceeds from the issuance of the Purchased  Shares in connection with this Agreement for general corporate purposes.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                                       10

            The Company represents and warrants to Purchaser that:

            Section 3.01 Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own its properties and assets and to carry on its business as it is now being  conducted and as proposed to be conducted.  Each of the Company and its material  domestic  Subsidiaries is duly qualified to transact business as a foreign  corporation and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary,  except for any  such  failures  to so  qualify  or be in  good  standing  that  would  not, individually  or in the  aggregate,  reasonably  be  expected to have a Material
Adverse Effect.

            Section 3.02 No Breach.  None of the  execution and delivery of this
Agreement and the Purchased Shares, the consummation of the transactions  herein and therein contemplated and compliance with the terms and provisions hereof and thereof  will  conflict  with or result in a breach of, or require  any  consent under,  the  charter  or  by-laws  of  the  Company  or  any  applicable  law or
regulation,   or  any  order,  writ,  injunction  or  decree  of  any  court  or
Governmental  Authority,  or any agreement or instrument to which the Company or any of its  Subsidiaries is a party or by which any of them is bound or to which any of them is subject,  or  constitute  a default  under any such  agreement or instrument,  which conflict,  breach, failure to obtain consent or default would have a Material Adverse Effect.

            Section  3.03  Corporate  Action.  The  Company  has  all  necessary corporate  power and authority to execute,  deliver and perform its  obligations under this  Agreement  and the Purchased  Shares;  the  execution,  delivery and performance by the Company of this Agreement and the Purchased  Shares have been duly  authorized  by all  necessary  corporate  action  (including  all required shareholder  action) on the part of the Company;  this  Agreement  has been duly executed and delivered by the Company and constitutes,  and the Purchased Shares when issued and delivered  pursuant to this  Agreement  will be duly and validly issued,  fully paid and  nonassessable  and will  constitute,  valid and legally binding  obligations of the Company entitled to the benefits  provided  therein, and the Underlying Common Stock initially covered by the Purchased Shares shall, when issued and delivered in accordance with the terms of Purchased  Shares,  be duly and validly issued, fully paid and nonassessable;  and the Purchased Shares when executed and delivered by the Company will constitute, its legal, valid and binding  obligations,  enforceable  against  it in  accordance  with  the  terms thereof, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought at equity or in law).

            Section 3.04 Approvals.  No  authorization,  approval or consent of, and no filing or registration with, any Governmental  Authority is necessary for the  execution,  delivery or  performance by the Company of this Agreement or of the Purchased  Shares or for the validity or  enforceability  hereof or thereof.
Any such  action  required  to be  taken as a  condition  to the  execution  and delivery of this  Agreement  and the  Purchased  Shares,  or the issuance of the
Purchased Shares,  has been duly taken by all such  Governmental  Authorities or other Persons, as the case may be.

                                       11

            Section 3.05 Investment  Company Act. Neither the Company nor any of
its  Subsidiaries is an "investment  company",  or a company  "controlled by" an
"investment company",  within the meaning of the Investment Company Act of 1940, as amended.

            Section 3.06 Public Utility Holding Company Act. Neither the Company
nor any of its  Subsidiaries  is a "holding  company",  or an  "affiliate"  of a
"holding company" or a "subsidiary  company" of a "holding company",  within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            Section 3.07 Capitalization.  (a) Upon the issuance of the Purchased
Shares under this  Agreement,  the total number of shares of capital stock which the Company has  authority  to issue and the  outstanding  shares of the Company will be as set forth in Schedule 1 hereto.  Upon the  issuance of the  Purchased
Shares under this Agreement, the Company shall not have outstanding any stock or securities  convertible into or exchangeable for any shares of capital stock nor shall it have  outstanding  any rights to subscribe  for or to purchase,  or any
Options  for the  purchase  of, or any  agreements  providing  for the  issuance
(contingent  or  otherwise)  of,  or any  calls,  commitments  or  claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable  for any capital stock other than (i) the Purchased Shares to be issued pursuant to this Agreement,  (ii) the Warrants,  Option Stock and Options
listed on Schedule 2, and (iii) the Series A Preferred Shares.

                 (b) There is not in effect on the date hereof any  agreement by the Company  pursuant to which any holders of  securities  of the Company have a right to cause the Company to register such securities  under the Securities Act other  than (i)  this  Agreement,  (ii) the  Warrant  Agreement,  (iii)  the BOC
Warrant, and (iv) the Series A Purchase Agreement.

                 (c) The  Underlying  Common Stock has been duly  authorized and adequately  reserved in  contemplation of the conversion of the Preferred Shares and, when issued and delivered in accordance  with the terms of the  Certificate of  Designations,  will  have been  validly  issued  and will be fully  paid and nonassessable,  and the  issuance  thereof  will not have  been  subject  to any preemptive rights or made in violation of any applicable law.

                 (d) The holders of the  Preferred  Shares will,  upon  issuance thereof,  have the rights set forth in the Certificate of Designations  (subject to the limitations and qualifications set forth therein).

            Section 3.08 Private  Offering.  The Company  agrees that neither it nor anyone acting on its behalf has offered or will offer the  Purchased  Shares or the Underlying Common Stock, or any part thereof,  or any similar  securities for issue or sale to, or has  solicited or will solicit any offer to acquire any of the same from,  anyone so as to bring the issuance and sale of the  Purchased
Shares within the provisions of Section 5 of the Securities Act.

            Section 3.09 SEC Documents;  Financial  Statements.  The Company has
filed in a timely  manner all  documents  that the Company was  required to file with the  Commission  under  Sections 13,  14(a) and 15(d) of the Exchange  Act, since its initial public  offering.  As of their  respective  filing dates,  all documents filed by the Company with the Commission ("SEC Documents") complied in

                                       12

all  material  respects  with  the  requirements  of  the  Exchange  Act  or the
Securities Act, as applicable.  None of the SEC Documents as of their respective dates  contained  any untrue  statement of a material fact or omitted to state a material fact required to be stated  therein or necessary to make the statements made  therein,  in light of the  circumstances  under which they were made,  not misleading.  The  financial  statements  of the  Company  included  in  the  SEC
Documents  (the  "Financial  Statements")  comply  as to  form  in all  material respects with applicable  accounting  requirements  and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance  with GAAP and fairly present the  consolidated financial  position of the Company and any Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended  (subject,  in the case of unaudited  statements,  to normal, recurring  adjustments).  Except as set forth or reflected in the SEC  Documents filed prior to the date  hereof,  the Company does not have any  liabilities  or obligations of any nature (whether accrued, absolute, contingent,  unasserted or otherwise)  that  individually  or in the aggregate  would be expected to have a
Material Adverse Effect;  provided,  that realization of the Accounting  Charges shall not be considered to have a Material Adverse Effect.

            Section 3.10 Provided Information.  To the knowledge of the Company, all written information  (excluding information of a general economic nature and financial projections) concerning the Company and the transactions  contemplated hereby (the  "Information") that has been or will be prepared by or on behalf of the Company or any of the Company's authorized representatives and that has been made  or  will  be  made  available  to  Purchaser  or  any  of  its  authorized representatives in connection with the Purchased Shares,  when taken as a whole, was or will be, at the time made available, correct in all material respects and did not or will not, at the time made available, contain any untrue statement of a material fact or omit to state a material fact  necessary in order to make the statements  contained therein not misleading in light of the circumstances under which such statements are made. All financial projections concerning the Company and the Purchased  Shares (the  "Projections")  that have been prepared by or on behalf of the Company or any of the  Company's  authorized  representatives  and that have been or will be made  available to Purchaser or any of its  authorized representatives  in connection  with the Purchased  Shares have been, and at the time made available will be, reasonably  prepared on a basis reflecting the best currently  available  estimates and judgments of the Company's  management as to the future  financial  performance  of the Company and the  individual  business segments thereof.

            Section 3.11 Material Adverse Change. Except as disclosed in the SEC
Documents,  since June 30,  2001,  there has not been any event,  occurrence  or development  of a state  of  circumstances  or  facts  that  has  had,  or could reasonably  have been expected to have, (i) a Material  Adverse Effect or (ii) a material adverse effect on the ability of the Company to perform its obligations under this Agreement; provided, that realization of the Accounting Charges shall not be considered to have a Material Adverse Effect.

            Section 3.12 Litigation. There are not any (a) outstanding judgments against or affecting  the Company or any of its  Subsidiaries,  (b)  proceedings pending or, to the knowledge of the Company, threatened against or affecting the

                                       13

Company or any of its  Subsidiaries or (c)  investigations  by any  Governmental
Authority  that are, to the  knowledge  of the  Company,  pending or  threatened against of  affecting  the  Company or any of its  Subsidiaries  that (i) in any manner  challenge  or seek to prevent,  enjoin,  alter or  materially  delay the issuance of the Purchased Shares or (ii) if resolved adversely to the Company or any Subsidiary, would have, individually or in the aggregate, a Material Adverse
Effect.

            Section 3.13 Permits and Licenses.  The Company and its Subsidiaries
have obtained all governmental permits, licenses,  franchises and authorizations required  for the  Company  and its  Subsidiaries  to conduct  their  respective businesses  as  currently  conducted,  except for those of which the  failure to obtain would not have a Material Adverse Effect.

            Section   3.14   Properties.   (a)  Each  of  the  Company  and  its
Subsidiaries  has good title to, or valid  leasehold  interests in, all its real and  personal  property  material  to its  business,  except  for (i)  Permitted
Encumbrances  and (ii) minor  defects in title  that do not  interfere  with its ability to conduct  its  business  as  currently  conducted  or to utilize  such properties for their intended purposes.

                 (b)  Each of the  Company  and  its  Subsidiaries  owns,  or is licensed  to use,  all  trademarks,  tradenames,  copyrights,  patents and other intellectual  property  material  to its  business,  and the use  thereof by the
Company and its Subsidiaries,  to the best of the Company's knowledge,  does not infringe upon the rights of any other Person,  except for any such infringements that,  individually  or in the  aggregate,  could not  reasonably be expected to result in a Material Adverse Effect.

            Section  3.15  Environmental  Matters.  Except  with  respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material  Adverse  Effect,  neither  the  Company  nor any of its
Subsidiaries (i) has failed to comply with any  Environmental  Law or to obtain, maintain or comply with any permit, license or other approval required under any
Environmental Law, (ii) has become subject to any Environmental Liability, (iii)
has received notice of any claim with respect to any Environmental  Liability or
(iv) knows of any basis for any Environmental Liability.

            Section  3.16  Compliance  with  Laws  and  Agreements.  Each of the
Company and its  Subsidiaries  is in compliance  with all laws,  regulations and orders of any  Governmental  Authority  applicable to it or its property and all indentures,  agreements and other  instruments  binding upon it or its property, except where the failure to do so,  individually or in the aggregate,  could not reasonably be expected to result in a Material Adverse Effect.

            Section  3.17 Taxes.  Each of the Company and its  Subsidiaries  has
timely filed or caused to be filed all tax returns and reports  required to have been  filed and has paid or caused  to be paid all Taxes  required  to have been paid by it,  except  (a)  Taxes  that  are  being  contested  in good  faith  by appropriate  proceedings  and for  which  the  Company  or such  Subsidiary,  as applicable,  has set aside on its books  adequate  reserves or (b) to the extent that the  failure  to do so could  not  reasonably  be  expected  to result in a
Material Adverse Effect.

            Section 3.18 ERISA.  (a) Except as set forth in Schedule  3.18,  (i)
neither the Company nor any ERISA Affiliate  maintains or contributes to, or has maintained  or  contributed  to, any Plan that is an ERISA Plan and (ii) neither

                                       14

the Company nor any of its  Subsidiaries  maintains  or  contributes  to, or has maintained or contributed  to, any Plan that is an "Executive  Arrangement"  (as that term is used in the definition of "Plan");

                 (b) Each Plan has at all times  been  maintained,  by its terms and in operation,  in accordance  with all  applicable  laws,  except where such noncompliance (when taken as a whole) would not have a Material Adverse Effect;

                 (c)  Neither  the  Company  nor  any  of  its  Subsidiaries  is
currently  making,  nor has in the  last  six  years  been  obligated  to  make, contributions  (directly  or  indirectly)  to a  Multiemployer  Plan,  nor is it currently  nor will it become  subject to any  liability  (including  withdrawal liability),  tax or penalty  whatsoever to any Person whomsoever with respect to any Plan including,  but not limited to, any tax,  penalty or liability  arising under Title I or Title IV or ERISA or Chapter 43 of the Code,  except where such liabilities  (when taken as a whole) would not have a Material  Adverse  Effect;
and

                 (d) Each of the Company and each ERISA  Affiliate has made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each
Plan.  No Plan has an "amount of unfunded  benefit  liabilities"  (as defined in
Section 4001(a)(18) of ERISA).

            Section 3.19 Subsidiaries.  Set forth in Schedule 3.19 is a complete and correct list of all of the Subsidiaries of the Company as of the date hereof together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage  of  ownership  of such  Subsidiary  represented  by  such  ownership interests.  Each of the Company  and its  Subsidiaries  owns,  free and clear of
Liens,  except for Permitted  Encumbrances,  and has the  unencumbered  right to vote, all outstanding  ownership interests in each Person shown to be held by it in Schedule 3.19, all of the issued and  outstanding  capital stock of each such
Person   organized  as  a  corporation  is  validly   issued,   fully  paid  and
nonassessable  and there are no  outstanding  Equity Rights with respect to such
Person.

            Section 3.20 No Burdensome Restrictions. Neither the Company nor any
of its  Subsidiaries  is party to any contract or agreement that would result in any burdensome  restrictions  that might  reasonably be expected have a Material
Adverse  Effect,  including,  but not  limited  to,  any  collective  bargaining agreements.

                                   ARTICLE IV

                 TRANSFERS GENERALLY; SECURITIES ACT COMPLIANCE

            Section 4.01 Transfers  Generally.  Except as otherwise permitted by
Article V hereof, the Restricted  Securities shall only be transferable upon the conditions  specified in this Article IV, which  conditions are intended,  among other things,  to insure  compliance with the provisions of Regulation Y and the

                                       15

Securities  Act in respect of the  transfer of any  Restricted  Securities.  Any
Holder shall, by its acceptance of any Purchased Shares hereunder,  be deemed to have made the  representations,  warranties  and agreements set forth in Section
2.03 hereof on the date of such acceptance.

            Section  4.02  Transfers  of  Restricted   Securities   Pursuant  to
Registration  Statements  and Rule 144, Etc. The  Restricted  Securities  may be
offered or sold by the Holder thereof pursuant to (a) an effective  registration statement  under the Securities Act, (b) to the extent  applicable,  Rule 144 or
(c) subject to Section  4.03 hereof,  any other  applicable  exemption  from the
Securities Act.

            Section  4.03  Notice of  Certain  Transfers.  If any  Holder of any
Restricted  Security  desires to transfer such  Restricted  Security  other than pursuant to an effective registration  statement,  Rule 144 under the Securities
Act or in accordance with Section  5.01(a) hereof,  such Holder shall deliver to the Company at least 7 Business  Days' prior written  notice with respect to the proposed transfer,  together with an opinion (at such Holder's expense) of White
& Case LLP, or such other counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available and specifying the applicable exemption.

            Section  4.04  Restrictive   Legend.   Unless  and  until  otherwise
permitted by this Article IV, each  certificate for the Purchased  Shares issued under this Agreement,  each  certificate for any Purchased  Shares issued to any subsequent  transferee  of  any  such  certificate,  each  certificate  for  any
Underlying  Common Stock issued upon  conversion  of any Purchased  Share,  each certificate for any Underlying Common Stock issued to any subsequent  transferee of any such  certificate,  each certificate for any Other  Securities  issued in connection with the conversion of any Purchased  Share and each  certificate for any Other Securities issued to any subsequent transferee of any such certificate in respect  thereof,  shall be stamped or otherwise  imprinted  with a legend in substantially the following form:

                        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
            BEEN  REGISTERED  UNDER THE SECURITIES  ACT OF 1933, AS AMENDED,  OR
            APPLICABLE STATE  SECURITIES LAWS, AND ACCORDINGLY,  SUCH SECURITIES
            MAY NOT BE  TRANSFERRED,  SOLD OR  OTHERWISE  DISPOSED  OF EXCEPT IN
            COMPLIANCE  WITH THE  REGISTRATION  OR  QUALIFICATION  PROVISIONS OF
            APPLICABLE   FEDERAL  AND  STATE   SECURITIES   LAWS  OR  APPLICABLE
            EXEMPTIONS THEREFROM."

                        "THE  TRANSFER  OF THE  SECURITIES  REPRESENTED  BY THIS
            CERTIFICATE IS SUBJECT TO THE  CONDITIONS  SPECIFIED IN THAT CERTAIN
            PREFERRED  STOCK  PURCHASE  AGREEMENT  DATED AS OF NOVEMBER 1, 2001,
            BETWEEN  NUCO2  INC.,  A  FLORIDA  CORPORATION,  AND  PARIBAS  NORTH
            AMERICA,  INC.,  A DELAWARE  CORPORATION,  AS SUCH  PREFERRED  STOCK
            PURCHASE  AGREEMENT MAY BE MODIFIED AND  SUPPLEMENTED  AND IN EFFECT
            FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES  REPRESENTED BY

                                       16

            THIS  CERTIFICATE  SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS
            HAVE  BEEN  FULFILLED.  A  COPY  OF  THE  PREFERRED  STOCK  PURCHASE
            AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE
            OFFICE OF THE AFORESAID CORPORATION. THE HOLDER OF THIS CERTIFICATE,
            BY  ACCEPTANCE  OF  THIS  CERTIFICATE,  AGREES  TO BE  BOUND  BY THE
            PROVISIONS OF SUCH PREFERRED STOCK PURCHASE AGREEMENT."

            Section 4.05 Termination of Restrictions.  The restrictions  imposed by this Article IV upon the  transferability of the Restricted  Securities shall cease  and  terminate  as  to  any  particular  Restricted  Security  when  such
Restricted Security shall have been effectively  registered under the Securities
Act and sold by the Holder thereof in accordance with such  registration or sold under and  pursuant to Rule 144 or is eligible to be sold  pursuant to paragraph
(k) of Rule 144.  Whenever  the  restrictions  imposed by this  Article IV shall terminate as to any  Restricted  Security as  hereinabove  provided,  the Holder thereof shall,  upon written  request,  be entitled to receive from the Company, without  expense,  a new certificate  evidencing  such  Restricted  Security not bearing the restrictive  legend otherwise  required to be borne by a certificate evidencing such Restricted Security.

                                    ARTICLE V

                   ADDITIONAL PROVISIONS RELATING TO TRANSFERS

            Section 5.01  Disposition of Securities.  Subject to compliance with all of the  provisions of Article IV hereof,  any Holder shall have the right to transfer any Restricted Securities to any Person.

                 (a) Subject to  compliance  with the  provisions  of Article IV hereof,  except with respect to the requirement for an opinion of counsel to the
Holder, which shall not be required under this Section 5.01(a), any Holder shall have the right to transfer any Restricted Securities:

                 (i)    to  any  Person  who  at  the  time  owns  (directly  or
                        indirectly)  at least a majority  of the voting  capital
                        stock or other equity interests of such Holder; or

                 (ii)   to any  Person  at  least a  majority  of  whose  voting
                        capital  stock shall at the time be owned  (directly  or
                        indirectly)  by such  Holder or by any  Person  who owns
                        (directly  or  indirectly)  at least a  majority  of the
                        voting  capital stock or other equity  interests of such
                        Holder.

                 (b) In  the  event  of  any  underwritten  public  offering  of
Restricted  Securities  in which a Holder which is subject to the  provisions of
Regulation Y is participating,  the Company shall use its reasonable  efforts to assist the  underwriter  in ensuring  that any  Purchased  Shares or  Underlying

                                       17

Common  Stock  issued  by the  Company  and  sold  by  such  Holder  are  widely disseminated.

            Section 5.02  Repurchase of Common Stock.  The Company shall give 30 days' prior written notice to each Holder before purchasing, redeeming, retiring or otherwise acquiring any shares of Common Stock of the Company.

            Section 5.03 Transfer, Division and Combination; Transfer Agent. (a)
Subject to Articles IV and V hereof, transfer of Purchased Shares and all rights thereunder,  in whole or in part (the "Transferred Purchased Shares"),  shall be registered on the books of the Company to be maintained  for such purpose,  upon surrender  of such  Transferred  Purchased  Shares at the office of the  Company maintained  for such purpose  pursuant to Section 11.03 hereof,  together with a written power or assignment, duly executed by the relevant Holder and payment of funds  sufficient  to pay any  transfer  taxes  payable  upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Articles IV and V hereof and the immediately following sentence,  (i)
execute  and  deliver  new  Preferred  Shares  in the  name of the  assignee  or assignees and in the  denominations  specified in such instrument of assignment,
(ii) issue to the assignor new Preferred  Shares  evidencing the portion of such
Transferred  Purchased  Shares not so assigned or transferred and (iii) promptly cancel such Transferred Purchased Shares. Preferred Shares, if properly assigned in compliance with Articles IV and V hereof, may be converted by an assignee for
shares  of  Common  Stock   without   having  new   Preferred   Shares   issued.
Notwithstanding  any provision herein to the contrary,  the Company shall not be required to register  the  transfer of  Preferred  Shares or  Underlying  Common
Shares in the name of any Person who  acquired  such  Preferred  Shares (or part thereof) or any Underlying  Common Stock  otherwise than in accordance with this
Agreement.

                 (b) The Company shall  maintain  with its transfer  agent or at its aforesaid  office,  books for the registration and transfer of the Preferred
Shares.

                                   ARTICLE VI

                      NOTICE TO HOLDERS OF PREFERRED SHARES

            Section  6.01  Notice to Holders of  Preferred  Shares.  In case the
Company  shall  propose (a) to pay any dividend  (other than a regular  periodic dividend  payable in cash out of earned  surplus)  to the  holders of its Common
Stock or to make any other  distribution  to the holders of its Common Stock, or
(b) to offer to the holders of its Common Stock  rights to  subscribe  for or to purchase any Additional  Shares of Common Stock or Other  Securities,  rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision,  or combination, of outstanding shares of Common Stock), or (d) to effect any capital reorganization,  or (e) to effect any  consolidation,  merger or share exchange in which the Company is not the surviving  entity,  or is the surviving entity but its Common Stock shall be changed into  securities or other property of another  Person,  or sale,  lease, transfer or other  disposition  of all or a majority of its property,  assets or business,  or (f) to effect the  liquidation,  dissolution  or winding up of the
Company,  then,  in each such case,  the Company  shall give to each Holder,  in accordance with Section 11.02 hereof,  a notice of such proposed  action,  which

                                       18

shall specify the date on which a record is to be taken for the purposes of such stock dividend,  distribution  or offering of rights,  or the date on which such reclassification,  reorganization,  consolidation, merger, share exchange, sale, lease, transfer, disposition,  liquidation, dissolution or winding up is to take place and the date of  participation  therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth  such  facts with  respect thereto as shall be  reasonably  necessary to indicate the effect of such action on the Common  Stock,  if any,  and the  number and kind of any other  shares of stock  which  will  comprise  a Stock  Unit,  and the  purchase  price or prices thereof,  after giving effect to any adjustment,  if any, which will be required as a result of such  action.  Such  notice  shall be so given in the case of any action  covered  by clause (a) or (b) above at least 20 days prior to the record date for  determining  holders of the Common  Stock for purposes of such action, and in the case of any other such action,  at least 20 days prior to the date of the taking of such proposed action or the date of  participation  therein by the holders of Common Stock, whichever shall be the earlier.

                                   ARTICLE VII

             RESERVATION AND AUTHORIZATION OF COMMON STOCK; LISTING

            Section 7.01  Reservation  and  Authorization  of Common Stock.  The
Company  shall at all  times  reserve  and keep  available  for  issue  upon the conversion of the Preferred  Shares such number of its  authorized  but unissued shares of Common Stock as will be sufficient to permit the conversion in full of all the  outstanding  Preferred  Shares from time to time.  All shares of Common
Stock which shall be so issuable,  when issued upon  conversion of any Preferred
Shares in accordance with the terms thereof, shall be duly and validly issued by the Company, fully paid and nonassessable and free and clear of all Liens.

            Section 7.02 Listing.  The Company will list on each trading market, including any automated quotation system and any securities  exchange,  on which any Common  Stock may at any time be listed or admitted  to trading,  subject to official  notice of issuance upon conversion of the Preferred  Shares,  and will maintain  such listing of or admission  to, all shares of Common Stock from time to time issuable upon the conversion of the Preferred  Shares.  The Company will also so list on such  trading  market,  and will  maintain  such listing of, any
Other Securities if at the time any securities of the same class shall be listed on such trading market by the Company.

                                  ARTICLE VIII

                                 TRANSFER BOOKS

            Section 8.01 Stock and Preferred  Shares Transfer Books. The Company
shall not close its stock transfer books or Preferred  Shares transfer books for the purpose of preventing  or delaying the  exercise,  conversion or transfer of any Preferred Shares.

                                       19

                                   ARTICLE IX

                             HOLDERS' SPECIAL RIGHTS

            Section 9.01 Replacement of Instruments. Upon receipt by the Company of evidence  reasonably  satisfactory  to it of the  ownership  of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any
Preferred Shares issued by the Company, and

                 (a) in the case of loss, theft or destruction,  of an indemnity reasonably  satisfactory  to it,  provided  that,  if the  owner  of the same is
Purchaser, its own agreement of indemnity shall be deemed to be satisfactory, or if the owner of the same is a Holder the Company may require a bond, or

                 (b) in the case of mutilation,  upon surrender or  cancellation thereof,

the  Company,  at its expense,  shall  execute,  register  and deliver,  in lieu thereof, a new certificate or instrument for such Preferred Shares.

            Section 9.02  Restrictions on Certain Action.  (a) The Company shall not at any time enter into an  agreement  or other  instrument  limiting  in any manner  (other  than  in a  de  minimis  manner)  its  ability  to  perform  its obligations  under this Agreement or making such  performance or the issuance of shares of Common Stock upon the conversion of any Preferred  Shares issued by it a default under any such agreement or instrument.

                 (b) So  long as at  least  50% of all of the  Purchased  Shares issued to Purchaser hereunder shall remain outstanding,  neither the Company nor any of its Subsidiaries  shall (i) issue any  Participating  Security or Options for or Convertible  Securities convertible into a Participating  Security,  (ii)
issue any class of equity other than Common Stock outstanding on the date hereof and any  Preferred  Stock of the Company or (iii) make or agree to make payments to any Person, such as any "phantom" stock payments, where the amount thereof is calculated  with  reference to fair market or equity value of the Company or any of its Subsidiaries.

            Section 9.03 Information Requirements.  From and after the time that both (a) the Credit  Agreement  is  terminated  or BNP  Paribas  is removed  as, resigns  from, or is replaced as,  Documentation  Agent  thereunder  and (b) the
Company ceases to be required to fulfill any reporting  requirements  imposed by the  Exchange  Act,  the  Company  shall  provide  to  Purchaser  (i) as soon as available  and in any event no later than 90 days  after the end of each  fiscal year of the Company  (except for the copy of the auditor's  letter to management referenced in clause (y) below,  which shall be provided to Purchaser  within 15 days after the receipt of such letter by the Company),  an audited  consolidated balance sheet of the Company and its Subsidiaries as of the close of such fiscal year,  and the related  audited  consolidated  statements of operations and cash flow of the Company and its Subsidiaries for such fiscal year, all in reasonable detail and with (x) an unqualified  opinion of the independent  certified public accountant  preparing  such  reports  and (y) a copy of the  auditors  letter to management  and (ii) as soon as available and in any event no later than 45 days after the end of each  fiscal  quarter of the  Company  that is not the end of a fiscal year,  its quarterly  unaudited  financial  statements  (with  supporting details),  together with a certificate  certified by the chief financial officer

                                       20

of  the  Company  stating  that  such  financial  statements  were  prepared  in accordance with GAAP (subject to customary year-end audit adjustments).

                                    ARTICLE X

                                  REGISTRATION

            Section  10.01 Notice.  (a) On and after the date of this  Agreement
(i) upon  receipt  of notice  (a  "Demand  Notice")  from the  Majority  Holders requesting that the Company effect the  registration of the Preferred  Shares or shares of Underlying Common Stock held by any Holder or Holders or (ii) whenever the Company  otherwise  proposes to effect the  registration of any Common Stock under the Securities Act, the Company shall promptly,  and in any event at least
20 days  prior  to the  anticipated  filing  date of the  proposed  registration statement,  give written  notice of such proposed  registration  to all Holders.
Each Holder that wishes to register its Preferred Shares or shares of Underlying
Common  Stock (each,  a "Seller")  shall,  within 15 days after  receipt of such notice from the  Company,  deliver to the  Company a notice (a "Seller  Notice")
stating  that such Seller  wishes to  participate  in such  offering and setting forth the number of Preferred  Shares or shares of Underlying  Common Stock,  as the case may be,  that such  Seller  desires to include  in such  offering.  The
Company  thereupon  shall,  subject  to Section  10.01(b)  as  expeditiously  as possible,  use its best efforts to effect the registration  under the Securities
Act of such  Preferred  Shares or shares of  Underlying  Common  Stock (any such registration  effected or  undertaken  pursuant to a Demand  Notice being herein referred to as a "Demand  Registration");  provided,  however,  that the Company shall not be required to effect  more than (x) one Demand  Registration  on Form
S-1 or other  "long-form"  registration  as may be available  and (y) two Demand
Registrations  on  Form  S-3  or  other  "short-form"  registration  as  may  be
available;   provided,   further  that  the   Company's   obligation  to  effect
registration  of  Preferred  Shares or  Underlying  Common  Stock under  Section
10.01(a)(ii)  shall be unlimited in number.  In the event that (i) the amount of securities  proposed to be sold by Sellers  pursuant to a Demand Notice shall be reduced  pursuant to Section 10.02(a) hereof to an amount which is less than 75%
of the amount of securities  originally proposed to be sold by Sellers or if any securities  of the Company  other than those  proposed to be sold by Sellers are included  in such  Demand  Registration  on a PARI  PASSU  basis  with  Seller's securities,  or (ii) any  Demand  Notice  shall be  withdrawn  by the  Holder or
Holders  originally giving such Demand Notice at any time prior to the filing by the Company of a  preliminary  registration  statement in  connection  with such
Demand Notice,  then, in such event, no right to a Demand  Registration shall be deemed to have been  exercised  or  forfeited  and such Demand  Notice shall not operate  to reduce  the  Company's  obligation  to effect  the  number of Demand
Registrations  pursuant to a Demand  Notice as specified in this Section  10.01;
provided,  however,  if the Demand  Notice is withdrawn by the Holder or Holders originally giving such Demand Notice as provided in subparagraph (ii) above, the right to a Demand  Registration  shall be deemed to have been  exercised if such
Holder or Holders does not  reimburse  the Company for all costs and expenses of such withdrawn registration.

                 (b)  Deferral of Filing.  The Company may defer the filing (but not the preparation) of a registration statement required by Section 10.01(a)(i)
until a date not later than 60 days in the case of clause (i) below and,  in the

                                       21

case of clause (ii) below, 180 days (or, if longer,  90 days after the effective date of the registration statement contemplated by clause (ii) below), after the date of the Demand  Notice if (i) at the time the  Company  receives  the Demand
Notice,  the  Company or any of its  Subsidiaries  is  engaged  in  confidential negotiations  or other  confidential  business  activities,  disclosure of which would be required in such  registration  statement (but would not be required if such  registration  statement were not filed),  and the Board determines in good faith that such  disclosure  would be materially  detrimental to the Company and
its   shareholders  or  would  have  a  material  adverse  effect  on  any  such confidential  negotiations or other confidential  business  activities,  or (ii)
prior to  receiving  the Demand  Notice,  the Board had  determined  to effect a registered  underwritten  public  offering of the Company's  securities  for the
Company's account and the Company had taken  substantial  steps (including,  but not  limited to,  selecting a managing  underwriter  for such  offering)  and is proceeding with reasonable  diligence to effect such offering. A deferral of the filing of a registration  statement  pursuant to this Section  10.01(b) shall be lifted, and the requested registration  statement shall be filed forthwith,  if, in the case of a deferral pursuant to clause (i) of the preceding sentence,  the negotiations or other activities are disclosed or terminated, or, in the case of a deferral  pursuant  to clause (ii) of the  preceding  sentence,  the  proposed registration  for the  Company's  account  is  abandoned.  In order to defer the filing of a  registration  statement  pursuant  to this  Section  10.01(b),  the
Company shall  promptly (but in any event within 10 days),  upon  determining to seek such deferral,  deliver to each Seller a certificate signed by an executive officer of the Company pursuant to this Section 10.01(b) and a general statement of the reason for such deferral and an approximation  of the anticipated  delay.
Within 15 days after receiving such  certificate,  Sellers holding a majority in interest of the Underlying  Common Stock for which  registration  was previously requested  may  withdraw  such  request  by  giving  notice to the  Company;  if withdrawn,  the  Demand  Notice  shall be  deemed  not to have been made for all purposes  of this  Agreement.  The Company may not invoke its right to defer the filing of a registration statement under this Section 10.01(b) more than once in any eighteen-month period.

                 (c) If the  Majority  Holders  so elect,  the  offering  of the
Preferred  Shares,  the  Underlying  Common  Stock  and/or the Other  Securities
pursuant  to a  Demand  Registration  shall  be in the  form of an  underwritten offering. If any Demand Registration is in the form of an underwritten offering, the Majority Holders will select and obtain the investment  banker or investment bankers that will administer the offering; provided, that such investment banker shall be reasonably satisfactory to the Company.

            Section 10.02 Proration.  (a) In the case of a Demand  Registration, if the  underwriter  (or, if the offering is not  underwritten,  an  independent financial  advisor to the Sellers)  determines that marketing  factors require a limitation on the number of  securities  to be offered and sold,  there shall be
included  in  such   registration  only  that  number  of  securities  that  the underwriter,  or financial advisor, as the case may be, reasonably believes will not  jeopardize  the success of the  offering.  Any  reduction  in the number of securities  to be so offered  shall first be pro-rata  among all Persons  (other than the Company) proposing to sell securities pursuant to such offering who are not Sellers, based on the number of securities originally proposed to be sold by each of them, and then, if necessary, pro-rata among all Sellers and the Company based on the  number of  securities  originally  proposed  to be sold by each of them.

                                       22

                 (b) In the case of a  registration  to be effected  pursuant to
Section  10.01(a)(ii)  hereof,  if the  underwriter  (or, if the offering is not underwritten,  an independent  financial advisor to the Company) determines that marketing factors require a limitation on the number of securities to be offered and sold in the offering,  including securities requested to be offered and sold by  Sellers,  there  shall be  included  in the  offering  only  that  number of securities  that the  underwriter,  or  financial  advisor,  as the case may be, reasonably  believes  will not  jeopardize  the  success  of the  offering.  Any reduction in the number of securities  to be so offered shall be pro-rata  among the Shareholders, the Sellers and all other Persons proposing to sell securities pursuant to such offering, based on the number of securities originally proposed to be sold by each such Person.

            Nothing  contained herein shall be construed to limit in any way the
Company's right, in its sole discretion,  to withdraw any registration statement
(other than a registration  statement  filed pursuant to a Demand Notice) before such registration  statement becomes  effective,  or to postpone the offering of securities contemplated by any such registration statement.

            Section 10.03 Registration  Procedures.  If and whenever the Company is required by the provisions of Section  10.01(a)(i) hereof or, with respect to subsections  (iii),  (vi), (vii),  (viii),  (ix), (x) and (xiii) of this Section
10.03, by the provisions of Sections 10.01(a)(i) or (ii) hereof, to use its best efforts to effect the registration of any of its securities under the Securities
Act, the Company shall, as expeditiously as possible,

            (a) prepare and file with the Commission a registration statement on
Form S-1 (or such other "long-form") or Form S-3 (or such other "short-form") as may be available,  as the case may be, with respect to such  securities  and use its best  efforts  to cause  such  registration  statement  to become and remain effective  for a period  of not  less  than 90 days to  permit  the sale of such securities in accordance with the plan of  distribution  chosen by the Seller or
Sellers and the underwriter;

            (b)  prepare  and  file  with the  Commission  such  amendments  and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration  statement effective and to comply with the  provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

            (c) furnish to each Seller such  numbers of copies of a  prospectus, including a preliminary  prospectus,  in conformity with the requirements of the
Securities Act, and such other documents,  as such Seller may reasonably request in order to facilitate  the public sale or other  disposition  of the securities owned by such Seller;

            (d) use its best  efforts  to  register  or qualify  the  securities covered by such  registration  statement under such other securities or blue sky laws of such  jurisdictions  within  the  United  States  as each  Seller  shall reasonably  request,  and do such  other  reasonable  acts and  things as may be requested  of it to enable  such Seller to  consummate  the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except

                                       23

that the  Company  shall not for any such  purpose be  required to qualify to do business  as a foreign  corporation  in any  jurisdiction  wherein  it is not so qualified;

            (e) use its best  efforts  to cause the  securities  covered by such registration  statement to be registered  with or approved by such other U.S. or state  governmental  agencies or  authorities  as may be necessary to enable the
Seller or Sellers thereof to consummate the disposition of such securities;

            (f)  notify   each  Seller  of  any   securities   covered  by  such
registration  statement,  at any time  when a  prospectus  relating  thereto  is required to be delivered  under the  Securities  Act, of the Company's  becoming aware that the prospectus  included in such registration  statement,  as then in effect,  includes an untrue  statement of a material  fact or omits to state any material fact required to be stated  therein or necessary to make the statements therein not  misleading in the light of the  circumstances  then existing  (upon receipt of which each Seller  agrees to forthwith  cease making offers and sales of such securities pursuant to such prospectus and to deliver to the Company any copies of such  prospectus  then in the  possession of such Seller),  and at the request  of any such  Seller  promptly  prepare  and  furnish  to such  Seller a reasonable number of copies of a prospectus  supplemented or amended so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue  statement of a material  fact or omit to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading in the light of the circumstances then existing;

            (g) make  available to its security  holders,  as soon as reasonably practicable,  an  earnings  statement  covering  the  period of at least  twelve months, but not more than eighteen months, beginning with one of the first three months after the effective date of the  registration  statement,  which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (h)  otherwise  use its best  efforts to comply with all  applicable rules and regulations of the Commission;

            (i) use its  best  efforts  to list  such  securities  on  automatic quotation  system or any  securities  exchange on which the Common  Stock of the
Company is then listed, or, if not so listed, on a national securities exchange, if the  listing of such  securities  is then  permitted  under the rules of such exchange;

            (j) provide a transfer  agent and registrar  for all the  securities covered by such registration statement not later than the effective date of such registration statement;

            (k) enter into such agreements (including an underwriting  agreement
in  customary  form  containing  without  limitation   customary  indemnity  and
contribution  provisions for the benefit of the underwriter or underwriters  and the  Seller or  Sellers)  and take such  other  actions as the Seller or Sellers shall  reasonably  request in order to expedite or facilitate the disposition of such securities;

                                       24

            (l)  obtain  an  opinion  from  the  Company's  counsel  and a "cold comfort" letter from the Company's  independent  public accountants in customary form and  covering  such  matters  as the  Seller or  Sellers  shall  reasonably request;

            (m) make  available  for  inspection  by any  Seller  of  securities covered by such registration statement, by any underwriter  participating in any disposition to be effected  pursuant to such  registration  statement and by any attorney,  accountant  or other  agent  retained  by any such Seller or any such underwriter,  all pertinent  financial and other  records,  pertinent  corporate documents  and  properties  of the  Company,  and  cause  all  of the  Company's officers, directors and employees to supply all information reasonably requested by any such Seller,  underwriter,  attorney,  accountant  or agent in connection with such registration statement; and

            (n)  permit any Seller of  securities  covered by such  registration statement to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Seller should be included.

            If any such  registration  or  comparable  statement  refers  to any
Seller by name or otherwise as the holder of any securities of the Company, then such  Seller  shall  have the right to  require  (A) the  insertion  therein  of language, in form and substance  satisfactory to such Seller, to the effect that the  holding  by such  Seller of such  securities  is not to be  construed  as a recommendation  by  such  Seller  of the  investment  quality  of the  Company's securities covered thereby and that such holding does not imply that such Seller will assist in meeting any future financial  requirements of the Company, or (B)
in the event that such  reference  to such  Seller by name or  otherwise  is not required by the Securities Act, the deletion of the reference to such Seller.

            The Company may require each Holder of securities  to, and each such
Holder,  as a condition to including  securities  in such  registration,  shall, furnish the Company with such  information and affidavits  regarding such holder and the  distribution  of such  securities  as the Company may from time to time reasonably  request in writing in connection with such  registration.  No Seller may participate in any  underwritten  registration  hereunder unless such Seller
(i)  agrees to sell  such  Seller's  securities  on the  basis  provided  in any underwriting  arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires,  powers of attorney,  indemnities,  lock-ups,  underwriting  agreements and other documents reasonably required under the terms of such underwriting  arrangements and these registration rights.

            Each Seller of  securities  agrees  that upon  receipt of any notice from the Company of the happening of any event of the kind  described in Section
10.03(f),  such Seller will forthwith  discontinue such Seller's  disposition of securities  pursuant to the registration  statement  relating to such securities until  such  Seller's  receipt  of the  copies of the  supplemented  or  amended prospectus  contemplated by Section 10.03(f) and, if so directed by the Company, will deliver to the Company (at the  Company's  expense) all copies,  other than permanent  file  copies,  then in such  Seller's  possession  of any  prospectus relating to such securities at the time of receipt of such notice.

                                       25

            Section 10.04 Holdback on Sales.  The Company and the Holders hereby agree not to effect any public sale or distribution of any securities similar to those  registered  in  accordance  with Section  10.03 hereof  during the 14-day period prior to, and during the 45-day period  beginning on, the effective  date of any registration statement (except as part of such registration statement).

            Section 10.05  Expenses.  Subject to Section  10.01,  all reasonable expenses incurred in complying with this Section, including, without limitation, all registration and filing fees,  printing expenses,  fees and disbursements of counsel for the Company,  the reasonable fees and  disbursements  of one counsel for the  Seller or the  Sellers  (to be chosen by the  Seller or by the  Sellers holding a majority of the securities to be included by Sellers in a registration statement),  expenses of any special audits  incident to or required by any such registration  and expenses of complying  with the securities or blue sky laws of any jurisdictions  (provided,  however,  the Company may delay such registration for up to 30 days,  if such  delay  will  eliminate  the  need for such  special audit),  shall be paid by the  Company;  provided,  that in no event  shall  the
Company be  required  to pay any  underwriting  discounts,  commissions  or fees attributable to the sale of shares of Preferred Stock by a Seller hereunder.

            Section 10.06 Indemnification.  (a) In the event of any registration of any of its  securities  under the  Securities Act pursuant to this Article X, the Company shall, and hereby agrees to, indemnify and hold harmless each Seller of such securities, its directors and officers, partners, and each other Person, if any,  who  controls  such  Seller  within  the  meaning  of Section 15 of the
Securities  Act,  against any losses to which such Seller or any such  director, officer,  partner or Person may become  subject under the  Securities Act or any other  statute or at common  law,  insofar as such losses (or actions in respect thereof)  arise out of or are based upon any  alleged  untrue  statement  of any
material  fact  contained  in  any  registration   statement  under  which  such
securities were registered under the Securities Act, any preliminary  prospectus or final  prospectus  with  respect  thereto,  or any  amendment  or  supplement thereto, or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements  therein not misleading,  and shall reimburse such Seller or such director,  officer, partner or participating
Person or  controlling  Person  for any legal or any other  expenses  reasonably incurred  by such Seller or such  director,  officer,  partner or  participating
Person or controlling  Person in connection with  investigating or defending any such loss; provided,  however,  that the Company shall not be liable in any such case to the extent that any such loss arises out of or is based upon any alleged untrue  statement  or  alleged  omission  made in such  registration  statement, preliminary prospectus,  prospectus, or amendment or supplement in reliance upon and  in  conformity  with  written  information  furnished  to the  Company  for inclusion  therein through an instrument duly executed by such Seller;  provided further,  however  that with  respect to any untrue  statement  or  omission  or alleged untrue  statement or omission made in any  preliminary  prospectus,  the indemnity  agreement  contained in this paragraph  shall not apply to the extent that any such loss,  claim,  damage,  liability or expense results from the fact that a  current  copy of the  prospectus  was not sent or  given  to the  Person asserting any such loss, claim, damage,  liability or expense at or prior to the written  confirmation of the sale of the securities  concerned to such Person if the  Company  had prior  thereto  given such  Seller the notice  referred  to in
Section  10.03(vi)  hereof and provided to such Seller a supplemented or amended prospectus as  contemplated by Section  10.03(vi),  and such current copy of the

                                       26

prospectus would have cured the defect giving rise to such loss, claim,  damage, liability  or  expense.  Such  indemnity  shall  remain in full force and effect regardless  of any  investigation  made by or on behalf  of such  Seller or such director,  officer or  participating  Person or  controlling  Person,  and shall survive the transfer of such securities by such Seller.

            (b) Each Seller of securities  which are included in a  registration statement hereunder, as a condition to including securities in such registration statement,  shall,  to the full  extent  permitted  by law,  indemnify  and hold harmless the Company,  its directors and officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses to which the Company or any such director,  officer or Person may become subject under the Securities Act or otherwise, insofar as such losses
(or  actions  in  respect  thereof)  arise out of or are based  upon any  untrue statement or alleged  untrue  statement of any material  fact  contained in such registration statement, any preliminary prospectus,  final prospectus or summary prospectus  contained therein,  or any amendment or supplement  thereto,  or any omission or alleged  omission to state  therein a material  fact  required to be stated  therein or  necessary to make the  statements  therein (in the case of a prospectus,  in the light of the  circumstances  under which they were made) not misleading,  if such untrue statement or alleged untrue statement or omission or alleged  omission  was made in  reliance  upon and in  conformity  with  written information  furnished to the Company by such Seller specifically for use in the preparation  thereof;  provided,  however,  that if the  obligation  to  provide indemnification pursuant to this Section 10.06(b) is applicable to more than one
Seller, such obligation shall be several, and not joint and several,  among such
Sellers  on the  basis of the  number  of  securities  included  by each in such registration  statement and the aggregate amount which may be recovered from any holder  of  securities  pursuant  to the  indemnification  provided  for in this
Section  10.06(b) in connection with any sale of securities  shall be limited to the total  proceeds  received by such  holder from the sale of such  securities.
Such  indemnity  shall  remain  in  full  force  and  effect  regardless  of any investigation  made by or on behalf of the Company or any such other  Person and shall survive the transfer of such securities by such Seller.

            (c)  Promptly  after  receipt  by any Person  under this  Section of notice of the commencement of any action,  such Person (an "Indemnified  Party")
shall,  if a claim in respect thereof is to be made against any other Person (an
"Indemnifying Party") for indemnity under this Section,  notify the Indemnifying
Party in writing of the commencement  thereof; but the omission so to notify the
Indemnifying  Party shall not relieve it from any liability which it may have to any  Indemnified  Party,  except to the extent  that the  Indemnifying  Party is prejudiced  thereby.  The  Indemnifying  Party may, upon being  notified of such
action,   assume  the  defense  thereof,   with  counsel  satisfactory  to  such
Indemnified Party, and, after such assumption,  the Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal expenses of other counsel or any other expenses,  in each case subsequently incurred by such
Indemnified  Party, in connection with the defense thereof;  provided,  however, that the Indemnifying  Party may not assume the defense of the action, and shall remain  liable to the  Indemnified  Party for its legal  expenses of counsel and other  expenses,  in the event that the  Indemnified  Party has been  advised in writing by counsel who, in good faith determines that a conflict of interest may exist between the Indemnified Party and the Indemnifying Party.

            (d)  If  the  indemnification   provided  for  in  this  Section  is
unenforceable   although   available,   or  insufficient  to  hold  harmless  an
Indemnified  Party  hereunder for any losses (or actions in respect  thereof) in

                                       27

respect of which the  provisions  of Sections  10.06(a)  or (b) would  otherwise apply by their terms, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such losses (or actions in respect thereof),  as well as any other relevant equitable considerations.  The relative  fault shall be  determined by reference to, among other things,  whether the untrue or alleged untrue statement of a material fact relates to  information  supplied by the  Indemnifying  Party on the one hand or such  Indemnified  Party on the other  hand and the  parties'  relative  intent, knowledge,  access to  information  and  opportunity  to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if  contribution  pursuant  to  this  subsection  were  determined  by pro  rata allocation or by any other method of  allocation  which does not take account of the equitable considerations referred to in this subsection.  The amount paid or payable as a result of the losses (or  actions in respect  thereof)  referred to above in this subsection  shall be deemed to include any legal or other expenses reasonably  incurred by such Indemnified Party in connection with  investigating or defending any such action or claim.  In no event shall any Seller be required to  contribute  in the  aggregate  an amount  exceeding  the amount of  proceeds received by such Seller in  connection  with any  offering.  No Person guilty of fraudulent  misrepresentation  (within  the  meaning  of  Section  11(f)  of the
Securities  Act) shall be entitled to  contribution  from any Person who was not guilty of such fraudulent misrepresentation.

            (e) No Other  Registration  Rights.  The Company shall not grant any registration  rights to any holder of  securities  of the  Company in respect of such securities if such  registration  rights would rank senior to, or otherwise adversely affect in any material  respect,  the  registration  rights granted in this Article X.

            Section 10.07 Rule 144. The Company  covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act so long as the Company is registered under the Exchange Act. Upon the request of any Holder,  the Company will  deliver to such Holder a written  statement as to whether it has complied with such requirements.

                                   ARTICLE XI

                                  MISCELLANEOUS

            Section  11.01  Waiver.  No  failure  on the part of any  Holder  to exercise and no delay in  exercising,  and no course of dealing with respect to, any right,  power or privilege  under this  Agreement  shall operate as a waiver thereof,  nor shall any  single  or  partial  exercise  of any  right,  power or privilege under this Agreement preclude any other or further exercise thereof or the  exercise of any other right,  power or  privilege.  The  remedies  provided herein are cumulative and not exclusive of any remedies provided by law.

            Section 11.02 Notices. All notices and other communications provided for  herein  and  the  Preferred  Shares  (including,  without  limitation,  any modifications  of, or waivers or consents under,  this Agreement) shall be given or made in writing (including,  without limitation,  by telecopy), if to (a) any

                                       28

party hereto,  delivered to the intended  recipient at the "Address for Notices"
specified below its name on the signature pages hereof;  or, as to any party, at such other address as shall be  designated by such party in a written  notice to each other party,  or (b) any other Person who is the  registered  Holder of any
Preferred  Shares or Underlying  Common Stock, to the address for such Holder as it appears in the stock or Preferred  Shares  ledger of the  Company.  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered, or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. The Company agrees to deliver to each Holder in the manner prescribed by this  Section  11.02 any  notices or other  communications  delivered  to the
Shareholders.

            Section 11.03 Office of the Company. So long as any of the Preferred
Shares  remain  outstanding,  the  Company  shall  maintain  an  office  in  the continental United States of America where the Preferred Shares may be presented for conversion, transfer, division or combination provided in the Certificate of
Designations.  Such office  shall be at 2800  Southeast  Market  Place,  Stuart,
Florida  34997 unless and until the Company  shall  designate  and maintain some other office for such purposes and give notice thereof to all Holders.

            Section  11.04  Expenses,  Transfer  Taxes  and Other  Charges.  (a)
Expenses,  Etc. The Company agrees to pay or reimburse Purchaser for paying: (i)
all reasonable out-of-pocket costs and expenses of Purchaser (including, without limitation,  the  reasonable  fees and  expenses  of White & Case  LLP,  special counsel to  Purchaser),  in connection  with (x) the  negotiation,  preparation, execution  and  delivery of this  Agreement  and the  issuance of the  Preferred
Shares  hereunder,  subject to the  Commitment  Letter,  and (y) any  amendment, modification  or waiver of any of the terms of this  Agreement or the  Preferred
Shares; and (ii) all reasonable fees, costs and expenses of Purchaser (including reasonable  fees of a single  counsel for the  Holders) in  connection  with any default by the Company  hereunder or under the Certificate of Designations or in connection with any enforcement  action or other proceedings  relating hereto or thereto (including, without limitation, the enforcement of this Section 11.04).

                 (b) Certain Taxes, Etc. Except as otherwise provided in Section
11.04(c),  the Company shall pay all taxes (other than  Federal,  state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Preferred  Shares hereunder or in connection  with any  modification  of this  Agreement or the  Certificate of
Designations and shall hold each Holder harmless  without  limitation as to time against any and all liabilities  with respect to all such taxes. The obligations of the  Company  under this  Section  11.04(b)  shall  survive  any  redemption, repurchase  or  acquisition  of the  Preferred  Shares  by the  Company  and the
termination of this Agreement.

                 (c)  Transfer  Taxes,  Etc.  The Company  shall pay any and all expenses,  transfer taxes and other charges, including all costs associated with the preparation, issue and delivery of stock certificates,  that are incurred in respect of the issuance or delivery of shares of Common Stock upon conversion of the Preferred Shares or in connection with any transfer, division or combination
of  the  Preferred   Shares  pursuant  to  Section  12  of  the  Certificate  of
Designations.  The Company shall not, however,  be required to pay any tax which may be payable in respect of any transfer  involved in the issue and delivery of shares of Common Stock in a name other than that in which the relevant Preferred

                                       29

Shares are is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established,  to the satisfaction of the Company, that such tax has been paid.

            Section  11.05  Amendments,   Etc.  Except  as  otherwise  expressly
provided in this  Agreement,  any provision of this  Agreement may be amended or modified only by an instrument in writing  signed by the Company and the Holders of at least 66-2/3% of the Restricted Preferred Shares;  provided,  that (a) the consent of the Holders of Restricted Preferred Shares shall not be required with respect to any  amendment or waiver which does not affect the rights or benefits of such  Holders  under  this  Agreement,  (b) the  consent  of the  Holders  of
Restricted  Stock shall be required  with respect to any  amendment or waiver of
Article  X, and (c) no such  amendment  or waiver  shall,  without  the  written consent of all Holders of Restricted  Stock and Restricted  Preferred  Shares at
the time outstanding, amend this Section 11.05.

            Section  11.06  Successors  and  Assigns.  This  Agreement  shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            Section 11.07 Survival.  All  representations and warranties made by the Company herein or in any certificate or other instrument  delivered by it or on its behalf under this Agreement  shall be considered to have been relied upon by Purchaser and shall survive the execution and delivery of this  Agreement and the issuance of the Preferred  Shares or the Underlying  Common Stock regardless of any investigation made by or on behalf of Purchaser.  All representations and warranties made by Purchaser herein shall be considered to have been relied upon by the Company and shall survive the  execution  and delivery of this  Agreement and the issuance to Purchaser of the Preferred  Shares,  the  Underlying  Common
Stock and any Other  Securities  regardless of any  investigation  made by or on behalf of the Company.

            Section 11.08 Captions.  The captions and section headings appearing herein are included  solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            Section 11.09  Counterparts.  This  Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same  instrument  and any of the parties  hereto may execute  this  Agreement by signing any such counterpart.

            Section 11.10  Governing  Law;  Jurisdiction;  Consent to Service of
Process.  (a) This Agreement  shall be construed in accordance with and governed by the law of the State of New York.

                 (b) The Company hereby irrevocably and unconditionally submits, for itself and its property,  to the  nonexclusive  jurisdiction  of the Supreme
Court of the State of New York  sitting  in New York  County  and of the  United
States  District  Court of the Southern  District of New York, and any appellate court from any thereof,  in any action or proceeding  arising out of or relating to this Agreement,  or for recognition or enforcement of any judgment,  and each of the parties hereto hereby  irrevocably  and  unconditionally  agrees that all claims in respect of any such action or proceeding  may be heard and  determined

                                       30

in such New York  State or, to the  extent  permitted  by law,  in such  Federal court.  Each of the  parties  hereto  agrees  that a final  judgment in any such action  or  proceeding  shall  be  conclusive  and  may  be  enforced  in  other jurisdictions  by suit on the judgment or in any other  manner  provided by law.
Nothing in this  Agreement  shall affect any right that  Purchaser may otherwise have to bring any action or proceeding  relating to this  Agreement  against the
Company or its properties in the courts of any jurisdiction.

                 (c) The Company hereby irrevocably and unconditionally  waives, to the fullest extent it may legally and  effectively do so, any objection which it may now or  hereafter  have to the  laying  of venue of any  suit,  action or proceeding arising out of or relating to this Agreement in any court referred to in Section 11.10(b).  Each of the parties hereto hereby  irrevocably  waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                 Each party to this Agreement irrevocably consents to service of process in the manner  provided  for notices in Section  11.02.  Nothing in this
Agreement  will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            Section 11.11 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance,  is
held   invalid,   illegal  or   unenforceable,   the   validity,   legality  and
enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            Section 11.12 Entire Agreement.  This Agreement supersedes all prior discussions  and  agreements  between  the parties  with  respect to the subject matter  hereof,  and (together  with the Warrants)  contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

            Section 11.13 No Third-Party  Beneficiary.  The terms and provisions of this  Agreement  are  intended  solely for the benefit of each party  hereto, their respective  successors and permitted assigns,  and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

            Section 11.14 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES,
TO THE FULLEST  EXTENT  PERMITTED BY APPLICABLE  LAW, ANY RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN ANY LEGAL PROCEEDING  DIRECTLY OR INDIRECTLY  ARISING OUT OF OR
RELATING TO THIS  AGREEMENT OR THE  TRANSACTIONS  CONTEMPLATED  HEREBY  (WHETHER
BASED ON CONTRACT,  TORT OR ANY OTHER  THEORY).  EACH PARTY HERETO (A) CERTIFIES
THAT NO  REPRESENTATIVE,  AGENT OR ATTORNEY OF ANY OTHER PARTY HAS  REPRESENTED,
EXPRESSLY  OR  OTHERWISE,  THAT SUCH  OTHER  PARTY  WOULD  NOT,  IN THE EVENT OF
LITIGATION,  SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)  ACKNOWLEDGES  THAT IT
AND THE OTHER PARTIES  HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY,
AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.14.

                                      * * *

                                       31

IN WITNESS  WHEREOF,  the parties hereto have duly executed this Agreement as of the date first above written.

                                    NUCO2 INC.

                                    By:  /s/ Eric M. Wechsler
                                         --------------------

                                    Name: Eric M. Wechsler
                                    Title: General Counsel

                                    Address for notice:

                                    2800 Southeast Market Place
                                    Stuart, Florida  34997

                                    Attention:  Eric M. Wechsler, Esq.

                                    Telephone:  (561) 221-1754
                                    Fax: (561) 221-1690

                                    PARIBAS NORTH AMERICA, INC.

                                    By:  /s/ George T. Deason
                                         --------------------

                                    Name: Gerorge T. Deason

                                    Title: Vice President

                                    Address for notice:

                                    787 Seventh Avenue
                                    32nd Floor
                                    New York, New York 10019

                                    Attention: Ross Catlin

                                    Telephone: (212) 841-2000
                                    Fax: (212) 841-2363

                                    with a copy to:

                                    White & Case LLP
                                    1155 Avenue of the Americas
                                    New York, New York 10036

                                    Attention: John M. Reiss, Esq.

                                    Telephone: (212) 819-8200
                                    Fax: (212) 354-8113

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   ARTICLE II

PURCHASE AND SALE OF PREFERRED STOCK...........................................9
Section 2.01  Authorization and Issuance of Preferred Shares and Common

                                   ARTICLE III

                                      (i)

                                                                            Page

Section 3.19  Subsidiaries....................................................15
Section 3.20  No Burdensome Restrictions......................................16

                                   ARTICLE IV

TRANSFERS GENERALLY; SECURITIES ACT COMPLIANCE................................16
Section 4.01  Transfers Generally.............................................16
Section 4.02  Transfers of Restricted Securities Pursuant to Registration

                                    ARTICLE V

                                   ARTICLE VI

NOTICE TO HOLDERS OF PREFERRED SHARES.........................................19
Section 6.01  Notice to Holders of Preferred Shares...........................19

                                  ARTICLE VII

RESERVATION AND AUTHORIZATION OF COMMON STOCK; LISTING........................19
Section 7.01  Reservation and Authorization of Common Stock...................19
Section 7.02  Listing.........................................................19

                                  ARTICLE VIII

TRANSFER BOOKS................................................................20
Section 8.01  Stock and Preferred Shares Transfer Books.......................20

                                   ARTICLE IX

HOLDERS' SPECIAL RIGHTS.......................................................20
Section 9.01  Replacement of Instruments......................................20
Section 9.02  Restrictions on Certain Action..................................20

                                      (ii)

                                    ARTICLE X

                                   ARTICLE XI

                                     (iii)